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                                                                    EXHIBIT 10.2

                                 PROMISSORY NOTE



$594,110.80                                             Holliston, Massachusetts
                                                        as of September 2, 1997


     FOR VALUE RECEIVED, Stephen M. Blinn, an individual residing at 6 Thoreau Circle, Beverly, MA 01915 (the "Borrower") hereby promises to pay to Sight Resource Corporation, a Delaware corporation (the "Lender") at 100 Jeffrey Avenue, Holliston, MA 01746, or at such other place as the Lender may from time to time designate, the principal amount of Five Hundred Ninety Four Thousand One Hundred Ten Dollars and Eighty Cents ($594,110.80) in lawful money of the United States of America, on the Maturity Date (as hereinafter defined). Interest shall accrue on the outstanding principal balance hereof commencing on the date hereof until maturity (whether as stated, by acceleration or otherwise) at a rate of six and fifty-five hundredths percent (6.55%) per annum, compounding annually, and shall be payable semi-annually on the earlier of the Maturity Date or the occurrence of an "Event of Default" (as hereinafter defined). Interest on overdue payments shall be payable at a rate of two percent (2%) per annum above the rate payable hereunder. In no event shall the rate of interest hereunder exceed the maximum interest rate permitted by applicable law.

     The Borrower may, at its option, at any time and from time to time, prepay all or any part of the principal balance of this Note, without penalty or premium.

     This Note shall, at the option of the Lender, become immediately due and payable upon notice or demand upon the occurrence of any of the following events (each, an "Event of Default"):

(a) Borrower shall fail to make any payment when due which failure continues for five(5) days after written receipt of notice from the Lender; or


(b) The occurrence of any of the following with respect to the Borrower: the admission in writing of his inability, or the general inability, to pay his debts as they become due, appointment of a receiver for any part of the property of, legal or equitable assignment, conveyance or transfer of property for the benefit of creditors by, or the commencement of any proceedings under any bankruptcy or insolvency laws by or against, the Borrower, provided that it shall not be an Event of Default hereunder if a proceeding under any bankruptcy or insolvency laws commenced against the Borrower is dismissed within ninety (90) days.


     The "Maturity Date" shall mean the earlier to occur of (a) September 2, 2007 or (b) the date upon which the Borrower receives the proceeds of the sale of not less than 20,000 shares of Common Stock of the Lender, the shares having been acquired by the exercise of options for which the Borrower used the funds received on account of this Note.

     No act, omission or delay by the Lender or course of dealing between the Lender and the Borrower shall constitute a waiver of the rights and remedies of the Lender hereunder. No single or partial waiver by the Lender of any default or right or remedy which it may have shall operate as a waiver of any other default, right or remedy or of the same default, right or remedy on a future occasion.

     This Note shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts (without giving effect to the conflict of laws principles thereof).
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Any legal action or proceeding with respect to this Note may be brought in the courts of The Commonwealth of Massachusetts or of the United States of America for the District of Massachusetts, and, by execution and delivery of this Note, the Borrower hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Borrower hereby knowingly, voluntarily, intentionally and irrevocably waives, in connection with any such action or proceeding: (i) any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions, (ii) the right to interpose any setoff, non-compulsory counterclaim or cross-claim and (iii) to the maximum extent not prohibited by law, any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of, under or in connection with this Note. The Borrower irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Borrower at its address set forth above. Nothing herein shall affect the right of the Lender to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Borrower in any other jurisdiction.

     No provision hereof shall be modified, altered or limited except by a written instrument expressly referring to this Note and to such provision, and executed by the Borrower and the Lender.

     This Note and all obligations evidenced hereby shall be binding upon the heirs, executors, administrators, successors and assigns of the Borrower and shall, together with the rights and remedies of the Lender hereunder, inure to the benefit of the Lender, its successors, endorsees and assigns.

     In the event the Lender or any holder hereof shall refer this Note to an attorney for collection, the Borrower agrees to pay, in addition to unpaid principal and interest, all the costs and expenses incurred in attempting or effecting collection hereunder, including reasonable attorney's fees, whether or not suit is instituted.

     This Note shall take effect as an instrument under seal in The Commonwealth of Massachusetts.



                                                        /s/ Stephen M. Blinn
                                                        --------------------
                                                        Stephen M. Blinn